THE HARTFORD MUTUAL FUNDS, INC.

ARTICLES SUPPLEMENTARY

THE HARTFORD MUTUAL FUNDS, INC., a Maryland corporation registered as an open-end management investment company under the Investment Company Act of 1940 (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland (“SDAT”) that:

FIRST:  Pursuant to the authority expressly vested in the Board of Directors (the “Board of Directors”) of the Corporation by Section 2-208 of the Maryland General Corporation Law and the charter (the “Charter”) of the Corporation, the Board of Directors, by resolutions duly adopted at a meeting duly called and held, classified 450,000,000 authorized but unissued shares of common stock, par value $.001 per share (“Common Stock”), without further classification or designation, as the new series and classes set forth below, the shares of each such class having the preferences, rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of a class of a series of Common Stock as set forth in the Charter:

Series	Class	Shares
Hartford Multi-Asset Income Fund	Class A shares	125,000,000
	Class C shares	75,000,000
	Class I shares	50,000,000
	Class Y shares	50,000,000
	Class R3 shares	50,000,000
	Class R4 shares	50,000,000
	Class R5 shares	50,000,000

SECOND:  Immediately after these Articles Supplementary are accepted for record by the SDAT, the total number of authorized shares of Common Stock is 49,860,000,000, of which 9,505,000,000 are shares of Common Stock without further classification or designation and 40,355,000,000 are shares of Common Stock classified and designated as follows:

SERIES AND CLASS	NUMBER OF SHARES
The Hartford Balanced Fund Class A Class B Class C Class Y Class R3 Class R4 Class R5	375,000,000 175,000,000 110,000,000 100,000,000 50,000,000 50,000,000 50,000,000

The Hartford Balanced Allocation Fund Class A Class B Class C Class I Class Y Class R3 Class R4 Class R5	100,000,000 50,000,000 50,000,000 50,000,000 50,000,000 50,000,000 50,000,000 50,000,000

The Hartford Balanced Income Fund Class A Class B Class C Class I Class Y Class R3 Class R4 Class R5	400,000,000 200,000,000 400,000,000 100,000,000 200,000,000 50,000,000 50,000,000 50,000,000

The Hartford Capital Appreciation Fund Class A Class B Class C Class I Class Y Class R3 Class R4 Class R5	570,000,000 175,000,000 220,000,000 400,000,000 100,000,000 50,000,000 50,000,000 50,000,000

The Hartford Checks and Balances Fund Class A Class B Class C Class I Class R3 Class R4 Class R5	400,000,000 200,000,000 200,000,000 50,000,000 50,000,000 50,000,000 50,000,000

The Hartford Conservative Allocation Fund Class A Class B Class C Class I Class Y Class R3 Class R4 Class R5	100,000,000 50,000,000 50,000,000 50,000,000 50,000,000 50,000,000 50,000,000 50,000,000

The Hartford Disciplined Equity Fund Class A Class B Class C Class Y Class R3 Class R4 Class R5	125,000,000 75,000,000 50,000,000 50,000,000 50,000,000 50,000,000 50,000,000

The Hartford Dividend and Growth Fund Class A Class B Class C Class I Class Y Class R3 Class R4 Class R5	325,000,000 75,000,000 50,000,000 200,000,000 200,000,000 50,000,000 50,000,000 50,000,000

Hartford Duration-Hedged Strategic Income Fund Class A Class C Class I Class Y Class R3 Class R4 Class R5	125,000,000 75,000,000 50,000,000 50,000,000 50,000,000 50,000,000 50,000,000

The Hartford Emerging Markets Local Debt Fund Class A Class C Class I Class Y Class R3 Class R4 Class R5	125,000,000 75,000,000 50,000,000 100,000,000 50,000,000 50,000,000 50,000,000

The Hartford Emerging Markets Research Fund Class A Class C Class I Class Y Class R3 Class R4 Class R5	125,000,000 75,000,000 50,000,000 200,000,000 50,000,000 50,000,000 50,000,000

The Hartford Equity Income Fund Class A Class B Class C Class I Class Y Class R3 Class R4 Class R5	175,000,000 75,000,000 50,000,000 100,000,000 50,000,000 50,000,000 50,000,000 50,000,000

The Hartford Floating Rate Fund Class A Class B Class C Class I Class Y Class R3 Class R4 Class R5	800,000,000 200,000,000 800,000,000 1,000,000,000 200,000,000 50,000,000 50,000,000 50,000,000

The Hartford Floating Rate High Income Fund Class A Class C Class I Class Y Class R3 Class R4 Class R5	125,000,000 75,000,000 50,000,000 50,000,000 50,000,000 50,000,000 50,000,000

The Hartford Global All-Asset Fund Class A Class C Class I Class Y Class R3 Class R4 Class R5	250,000,000 150,000,000 100,000,000 50,000,000 50,000,000 50,000,000 50,000,000

The Hartford Global Alpha Fund Class A Class C Class I Class Y Class R3 Class R4 Class R5	125,000,000 75,000,000 50,000,000 50,000,000 50,000,000 50,000,000 50,000,000

Hartford Global Capital Appreciation Fund Class A Class B Class C Class I Class Y Class R3 Class R4 Class R5	200,000,000 200,000,000 200,000,000 50,000,000 200,000,000 50,000,000 50,000,000 50,000,000

The Hartford Global Growth Fund Class A Class B Class C Class Y Class R3 Class R4 Class R5	125,000,000 75,000,000 50,000,000 50,000,000 50,000,000 50,000,000 50,000,000

The Hartford Global Real Asset Fund Class A Class C Class I Class Y Class R3 Class R4 Class R5	125,000,000 75,000,000 100,000,000 200,000,000 50,000,000 50,000,000 50,000,000

The Hartford Global Research Fund Class A Class B Class C Class I Class Y Class R3 Class R4 Class R5	200,000,000 200,000,000 200,000,000 50,000,000 50,000,000 50,000,000 50,000,000 50,000,000

The Hartford Growth Allocation Fund Class A Class B Class C Class I Class Y Class R3 Class R4 Class R5	100,000,000 50,000,000 50,000,000 50,000,000 50,000,000 50,000,000 50,000,000 50,000,000

The Hartford Healthcare Fund Class A Class B Class C Class I Class Y Class R3 Class R4 Class R5	125,000,000 75,000,000 50,000,000 50,000,000 50,000,000 50,000,000 50,000,000 50,000,000

The Hartford High Yield Fund Class A Class B Class C Class I Class Y Class R3 Class R4 Class R5	125,000,000 75,000,000 50,000,000 50,000,000 50,000,000 50,000,000 50,000,000 50,000,000

The Hartford Inflation Plus Fund Class A Class B Class C Class I Class Y Class R3 Class R4 Class R5	5,660,000,000 105,000,000 180,000,000 50,000,000 100,000,000 50,000,000 50,000,000 50,000,000

Hartford International Capital Appreciation Fund Class A Class B Class C Class I Class Y Class R3 Class R4 Class R5	125,000,000 75,000,000 75,000,000 50,000,000 50,000,000 50,000,000 50,000,000 50,000,000

The Hartford International Growth Fund Class A Class B Class C Class I Class Y Class R3 Class R4 Class R5	125,000,000 75,000,000 50,000,000 50,000,000 50,000,000 50,000,000 50,000,000 50,000,000

The Hartford International Opportunities Fund Class A Class B Class C Class I Class Y Class R3 Class R4 Class R5	125,000,000 75,000,000 50,000,000 50,000,000 200,000,000 50,000,000 50,000,000 50,000,000

The Hartford International Small Company Fund Class A Class B Class C Class I Class Y Class R3 Class R4 Class R5	125,000,000 75,000,000 50,000,000 50,000,000 50,000,000 50,000,000 50,000,000 50,000,000

The Hartford International Value Fund Class A Class C Class I Class Y Class R3 Class R4 Class R5	125,000,000 75,000,000 50,000,000 50,000,000 50,000,000 50,000,000 50,000,000

The Hartford MidCap Fund Class A Class B Class C Class I Class Y Class R3 Class R4 Class R5	225,000,000 75,000,000 110,000,000 100,000,000 100,000,000 50,000,000 50,000,000 50,000,000

The Hartford MidCap Value Fund Class A Class B Class C Class I Class Y Class R3 Class R4 Class R5	125,000,000 75,000,000 50,000,000 50,000,000 50,000,000 50,000,000 50,000,000 50,000,000

The Hartford Municipal Opportunities Fund Class A Class B Class C Class I	200,000,000 200,000,000 200,000,000 50,000,000

Hartford Multi-Asset Income Fund Class A Class C Class I Class Y Class R3 Class R4 Class R5	125,000,000 75,000,000 50,000,000 50,000,000 50,000,000 50,000,000 50,000,000

Hartford Real Total Return Fund Class A Class C Class I Class Y Class R3 Class R4 Class R5	125,000,000 75,000,000 50,000,000 50,000,000 50,000,000 50,000,000 50,000,000

The Hartford Short Duration Fund Class A Class B Class C Class I Class Y Class R3 Class R4 Class R5	125,000,000 75,000,000 50,000,000 200,000,000 50,000,000 50,000,000 50,000,000 50,000,000

The Hartford Small Company Fund Class A Class B Class C Class I Class Y Class R3 Class R4 Class R5	125,000,000 75,000,000 50,000,000 50,000,000 50,000,000 50,000,000 50,000,000 50,000,000

The Hartford Small/MidCap Equity Fund Class A Class B Class C Class Y Class R3 Class R4 Class R5	200,000,000 200,000,000 200,000,000 200,000,000 50,000,000 50,000,000 50,000,000

The Hartford Strategic Income Fund Class A Class B Class C Class I Class Y Class R3 Class R4 Class R5	200,000,000 200,000,000 200,000,000 50,000,000 100,000,000 50,000,000 50,000,000 50,000,000

The Hartford Target Retirement 2010 Fund Class A Class Y Class R3 Class R4 Class R5	600,000,000 200,000,000 50,000,000 50,000,000 50,000,000

The Hartford Target Retirement 2015 Fund Class R3 Class R4 Class R5 Class Y	50,000,000 50,000,000 50,000,000 50,000,000

The Hartford Target Retirement 2020 Fund Class A Class Y Class R3 Class R4 Class R5	600,000,000 200,000,000 50,000,000 50,000,000 50,000,000

The Hartford Target Retirement 2025 Fund Class R3 Class R4 Class R5 Class Y	50,000,000 50,000,000 50,000,000 50,000,000

The Hartford Target Retirement 2030 Fund Class A Class Y Class R3 Class R4 Class R5	600,000,000 200,000,000 50,000,000 50,000,000 50,000,000

The Hartford Target Retirement 2035 Fund Class R3 Class R4 Class R5 Class Y	50,000,000 50,000,000 50,000,000 50,000,000

The Hartford Target Retirement 2040 Fund Class R3 Class R4 Class R5 Class Y	50,000,000 50,000,000 50,000,000 50,000,000

The Hartford Target Retirement 2045 Fund Class R3 Class R4 Class R5 Class Y	50,000,000 50,000,000 50,000,000 50,000,000

The Hartford Target Retirement 2050 Fund Class R3 Class R4 Class R5 Class Y	50,000,000 50,000,000 50,000,000 50,000,000

The Hartford Total Return Bond Fund Class A Class B Class C Class I Class Y Class R3 Class R4 Class R5	125,000,000 75,000,000 50,000,000 50,000,000 400,000,000 50,000,000 50,000,000 50,000,000

The Hartford Unconstrained Bond Fund Class A Class B Class C Class I Class Y Class R3 Class R4 Class R5	125,000,000 75,000,000 50,000,000 50,000,000 50,000,000 50,000,000 50,000,000 50,000,000

The Hartford Value Fund Class A Class B Class C Class I Class Y Class R3 Class R4 Class R5	125,000,000 75,000,000 50,000,000 50,000,000 100,000,000 50,000,000 50,000,000 50,000,000

The Hartford World Bond Fund Class A Class C Class I Class Y Class R3 Class R4 Class R5	125,000,000 75,000,000 200,000,000 100,000,000 50,000,000 50,000,000 50,000,000

FIFTH:  The shares of Common Stock described in Article FIRST above have been reclassified by the Board of Directors under the authority contained in the Charter.

SIXTH:  These Articles Supplementary have been approved by the Board of Directors in the manner and by the vote required by law.  These Articles Supplementary do not increase the total number of authorized shares of stock of the Corporation.

SEVENTH:  The undersigned Vice President of the Corporation acknowledges these Articles Supplementary to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned Vice President acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

IN WITNESS WHEREOF, the Corporation has caused these Articles Supplementary to be signed in its name and on its behalf by its Vice President and attested by its Assistant Secretary as of the 6th day of March, 2014.

ATTEST:	THE HARTFORD MUTUAL FUNDS, INC.

/s/ Alice A. Pellegrino	By:	/s/ Edward P. Macdonald
Alice A. Pellegrino	Edward P. Macdonald
Assistant Secretary	Vice President, Secretary and Chief Legal Officer